Credit Suisse
Financial Services Forum
Tayfun Tuzun
Executive Vice President & Chief Financial Officer
February 12, 2014
Please refer to earnings release dated January 23, 2014 for further information.
Exhibit 99.1
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2013: A record year
Return on avg. assets Net income to common ($MM)
Generated highest level of net
income in Company’s history
Steadily improving profitability
providing positive momentum
Net charge-off ratio
Problem assets at lowest
levels in five years
Tier 1 common ratio ALLL / NPLs
Coverage levels among
highest in the industry
Strong and stable capital ratios
2013 is net of the issuance of shares valued at $398MM related to the Series G preferred stock conversion on July 1, 2013.
Repurchases of shares in the amount of after-tax gains on the sale of Vantiv shares.
Non-GAAP measure; see Reg. G reconciliation in appendix; capital ratios estimated; presented under current U.S. capital regulations
Total payout ratio
Net payouts to shareholders
of $1.3B  in 2013
2
© Fifth Third Bank | All Rights Reserved
$511
$503
$1,094
$1,541
$1,799
2009
2010 2011
2012 2013
2009 2010 2011 2012 2013
2009 2010 2011 2012 2013
2009
2010 2011
2012 2013
2009 2010 2011 2012 2013
2009
2010 2011
2012 2013
Common Dividends
Declared
0.6%
0.7%
1.2%
1.3%
1.5%
6%
6%
23%
11%
31%
21%
23%
7.0%
7.5%
9.4%
9.5% 9.4%
3.20%
3.02%
1.49%
0.85%
0.58%
127%
179%
157%
180%
211%
2
3
1
2
3
Share Repurchases
- Vantiv
Share Repurchases
- ex-Vantiv
1
2
100% of
gains
45% of
earnings
ex-Vantiv
gains
26% of
earnings
ex-Vantiv
gains
39%
12%

Earnings per diluted share of $0.43
Strong returns, with sequential growth in NII, deposit fees, payments processing and wealth management, and ongoing disciplined expense management
Overall credit trends remain favorable with the lowest past-due and nonperforming asset levels since late 2007
Solid fourth quarter 2013 earnings
Non-GAAP measure; see Reg. G reconciliation in appendix. Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier 1 common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
Traditional commercial banking franchise utilizing an affiliate based model supported with strong national businesses
— Segment and industry specialization in mid-corporate, energy, and healthcare
Top 3 deposit market share in key markets with focus on further improving share of wallet
Redesigning retail distribution strategy and prioritizing key segments in consumer bank
Best-in-class regional wealth management business
Tier 1 common ratio of 9.4% (Basel III pro forma estimate of ~9.0%)
Continue to execute on capital plans
— Issued $450MM of Series I preferred stock in 4Q13
— Redeemed $750MM of outstanding TruPS and issued $750MM of subordinated debt
— Announced $656MM share repurchase agreements in 4Q13, and $99MM share repurchase agreement in 1Q14
3
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1
1
Strong
Results
Executing on
Strategic
Plans
Prudent
Capital
Management

Fifth Third Bank

Core +6% YoY; Transaction +7% YoY

Avg +5% YoY; EOP +3% YoY

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Net interest income, margin & balance sheet
Average core deposit balances ($B)
$89.3
$84.3
Loan balances ($B)
NII and NIM (FTE)
$903
$893
$885
$898
$905
• Growth in NII despite NIM contraction
• Changed composition and size of investment portfolio
in 3Q13; expect benefit to NII in future quarters
• New origination spreads remain tight (reflects
increased level of competition, impact of better credit,
and overall relationship profitability approach)
• Coupons on new fixed rate loan originations continue
to converge with portfolio avg. coupons (~40% of loan
book is fixed)
• Increase in short-term LIBOR rates key driver for long-
term upside on NIM
3.49%
3.42%
3.33%
3.31%
3.21%
$870
$875
$880
$885
$890
$895
$900
$905
$910
3.0%
3.1%
3.2%
3.3%
3.4%
3.5%
3.6%
4Q12 1Q13 2Q13 3Q13 4Q13
Net Interest Income ($MM) NIM
$80.2
$80.9
$81.7
$83.2
$85.7
4Q12 1Q13 2Q13 3Q13 4Q13
Transaction deposits Other time deposits
$85.8
$88.6
$83.9
$85.9
$86.7
$87.3
$87.9
4Q12 1Q13 2Q13 3Q13 4Q13
EOP loans HFI Avg loans HFI

Disciplined expense management
Expect continued improvement in
2014
Mid-50% efficiency ratio target
Expense trend ($MM)
Operating leverage is a strategic priority in all environments
Efficiency ratio trend
1
2H13 Mortgage
Expense Reduction
~$50MM of mortgage-related cost
reductions in 2H13
Eliminated overtime and
contract work, some full-time
employee costs and lower
incentive comp due to the
lower origination volumes
Full-year expenses declined 3%
Included 4% increase in
technology and communications
expense and $159MM in additions
to litigation reserves
Significant items reflected in “Adjusted efficiency ratio” for all quarters listed on page 13 in the appendix.
$500
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2012 2013
39%
19%
9%
15%
18%
Sales Compensation
Fulfillment Compensation
Benefits
Loan & Lease Expense
Other
65%
60%
53%
59%
62%
61%
61%
61%
60%
59%
4Q12 1Q13 2Q13 3Q13 4Q13
Efficiency ratio
Adjusted efficiency ratio
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1
Will continue R&D investments with
increased technology,
communications, and equipment
expense in 2014
Will continue to manage
expenses in mortgage business
efficiently in 2014
Normalized interest rate
environment
$0

$1,000

Repositioning consumer bank
with investments and strategic changes
Consumer deposit activity
Enhanced distribution capabilities for customers to access our products and services
Online banking
47%
50%
Mobile banking
9%
24%
Alternative channel delivery
% of checking households with Transaction volume by channel
1) Maximize the value offered and the
revenue earned from every
relationship
2) Continue to grow new households
focusing on the most attractive
segments
3) Evolve our distribution strategy to
lower costs while improving the
customer experience
Mortgage origination ranking
#16 #13
2009 2013
Indirect auto originator
#6
2013
Prime Bank Rank
by Units
Financed
1
Source: Experian Auto Count. Loans (excluding leases) originated by franchised dealers. Prime banks only - excludes captives and non primes. Capital One is excluded because they are primarily non-prime. Ally is excluded because they were primarily a captive.
2
Source: Inside Mortgage Finance
Branch
ATM
Mobile
Integrated channel strategy
— Redefine branch operating model & reshape physical distribution model
— Expanded and upgraded self-service channels (image ATMs & mobile )
Maturation of consultative sales process
— Execution consistency
— State-of-the-art service tools such as Financial Needs Assessment
Growth in high value segments
— Dedicated  team of specialists to focus on high value segments
— Significant focus on training & differentiated products
1
2
18%
8%
74%
2009 2013
2011 2013

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Commercial Bank – Executing on key strategies
Healthcare
• Expanded suite of
products designed to
meet full range of
• Innovative cash
management solutions
simplify cash handling
and improve cash flow
Currency Processing
Solutions
Industry
Specialization
Treasury
Management
Capabilities
Energy
• Launched in 3Q12
• Focused on extraction and
distribution (upstream /
downstream)
Commercial Real Estate
• Centralized group focused
on select opportunities
• Target clients:
businesses that
generate $500MM to
$2B in revenue
• Investments in capital
markets capabilities
• “Lead left” strategy
Mid-Corporate
• Streamline processes,
reduce costs and
maximize convenience
Commercial Card
Solutions
CONSULTATIVE SALES APPROACH
Segment
Specialization

healthcare clients needs
’

© Fifth Third Bank | All Rights Reserved
$115
$484
$340
$213
Gain on IPO
Gains on share
sales
Net put and
warrant
Equity method
earnings
Valuable ownership stake in Vantiv, Inc.
March 2009
Significant unrecognized value unlocked
March 2009 – Present
Realizing earning potential
Ongoing impact
Positioned well to generate future value
$2.35 billion enterprise value
Debt incurred
Equity value
1
Before Fifth Third’s valuation of warrants, put rights, and minority interest discounts expected to reduce its implied valuation of the business by an estimated $50 million.
2
2013 equity method earnings reflect results through 3Q13, as Vantiv has not yet reported 4Q13 results.
• Equity valuation of $1.1B
– Including $561MM cash payment
related to Advent’s 51% ownership
and put rights
– Fifth Third retained 49% ownership
with additional warrants
Recognized value to date
($MM pre-tax)
• Currently own 25% interest in
Vantiv Holding, LLC, convertible to
Vantiv, Inc. shares (NYSE: VNTV)
– Carrying (book) value of
$415MM as of 9/30/13
– Ownership (market) value of
~$1.6B as of 12/31/13
• Ongoing equity method earnings
• Warrant to purchase additional
shares in Vantiv
– Carried as a derivative asset at
fair value of $384MM as of
12/31/13
• Annual payment corresponding
with tax benefits accruing to Fifth
Third associated with the tax
receivable agreement (TRA)
– Vantiv reported FITB TRA at a
gross value of $494MM as of
3Q13
– $9MM in 4Q13
Equity ownership & earnings
Total gains / earnings recognized ~$3 billion
• Pre-tax gain of $1.8B
1
1
$1.10B
$1.25B
Enterprise Value Components
2
83.9
70.2
48.8
$0
$10
$20
$30
$40
$50
$60
$70
0
15
30
45
60
75
90
2011 2012 2013
Class B shares (MM)
Equity method earnings ($MM)
2
valuation gains

9.5%
9.7%
9.4%
9.9%
9.4%
0%
2%
4%
6%
8%
10%
4Q12 1Q13 2Q13 3Q13 4Q13
Capital management – core focus
$710MM common
stock repurchases
(net of $398MM
shares issued
related to Series G
conversion)
$407MM common
dividends declared
$212MM common
stock repurchases
utilizing AT Vantiv
gains
Common Shares Outstanding (MM)
and Tangible Book Value per share
• 2014 CCAR plan designed to maintain capital ratios at
approximately current levels, managed with share
repurchases and dividends consistent with the Federal
Reserve's 30% guidance.
– Consistent with prior plans, would generally intend to
repurchase any equity created through Vantiv-related
gains
– Plans contingent on non-objection from the Federal
Reserve and on the Board’s future decisions
Basel III
Est.  9.5%²
Basel III
Est.  9.0%²
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$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2013 Net Payouts
($MM)
882
875
851
887
855
$12.33
$12.62
$12.69
$13.09
$13.00
650
700
750
800
850
900
$11.00
$11.50
$12.00
$12.50
$13.00
$13.50
$14.00
4Q12 1Q13 2Q13 3Q13 4Q13
Common Shares O/S TBV per share
9
1 Tier 1 common equity
Non-GAAP measure; See Reg. G reconciliation in appendix.
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
1
2

Investment thesis
•
Consistent earnings power with high returns
•
Healthy balance sheet with strong growth potential
•
Commercial Bank with growing scale and scope of products and services
•
Redesign of Consumer Bank for long term profitability
•
Growing wealth management and brokerage services
•
Long history of disciplined expense management
•
Balanced capital management supporting growth and shareholder returns

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,”
“trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,”
“might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-
looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the
Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries;
(18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;
(22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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© Fifth Third Bank | All Rights Reserved Appendix

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PPNR trend
PPNR down 6% from 3Q13 and flat to prior year; adjusted PPNR up 3% sequentially and down 3% from prior year
PPNR reconciliation
1
Non-GAAP measure; see Reg. G reconciliation on following pages.
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 4Q13 and 3Q13 also included benefits to the mortgage repurchase provision of $28MM and $4MM, respectively. 2Q13, 1Q13, and 4Q12 also included the impact of $47MM, $30MM, and
$21MM in mortgage repurchase provision, respectively. These impacts are reflected in “Credit-related items” listed above.
Pre-tax pre-provision earnings
1
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
Income before income taxes (U.S. GAAP) (a) $540 $591 $841 $604 $561
Add: Provision expense (U.S. GAAP) (b) 76 62 64 51 53
PPNR (a) + (b) $616 $653 $905 $655 $614
Gain from sales of Vantiv shares (157) - (242) (85) -
Vantiv warrant & puts 19 (34) (76) (6) (91)
Other Vantiv-related income - - - - (9)
Valuation of 2009 Visa total return swap 15 7 5 2 18
Sale of certain Fifth Third funds - (7) - - -
BOLI settlement - - (10) - -
Securities (gains) / losses (2) (17) - (2) (2)
Debt extinguishment (gains) / losses 134 - - - 8
Severance expense 3 3 1 5 8
Large bank assessment fees - - - 5 -
Gain on sale of affordable housing investments - (9) (2) (1) -
Donation to Fifth Third Foundation - 3 - - 8
Additions to litigation reserves 13 9 51 30 69
Adjusted PPNR $641 $608 $632 $603 $623
In noninterest income 13 10 6 5 5
In noninterest expense 68 24 35 16 (12)
$722 $642 $673 $624 $616
$641
$608
$632
$603
$623
$0
$100
$200
$300
$400
$500
$600
$700
4Q12 1Q13 2Q13 3Q13 4Q13
Adjusted PPNR
PPNR     $616              $653               $905              $655              $614
Adjustments to remove (benefit) / detriment 2 :
Credit-adjusted PPNR 3
In noninterest income:
In noninterest expense:
Credit-related items:

Regulation G Non-GAAP reconciliation
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Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2013 2013 2013 2013 2012
Income before income taxes (U.S. GAAP) $561 $604 $841 $591 $540
Add: Provision expense (U.S. GAAP) 53 51 64 62 76
Pre-provision net revenue (a) 614 655 905 653 616
Net income available to common shareholders (U.S. GAAP) 383 421 582 413 390
Add: Intangible amortization, net of tax 1 1 1 1 2
Tangible net income available to common shareholders 384 422 583 414 392
Tangible net income available to common shareholders (annualized) (b) 1,523 1,674 2,338 1,679 1,559
Average Bancorp shareholders' equity (U.S. GAAP) 14,757 14,440 14,221 13,779 13,855
Less: Average preferred stock (703) (593) (717) (398) (398)
Average goodwill (2,416) (2,416) (2,416) (2,416) (2,417)
Average intangible assets (20) (22) (24) (26) (28)
Average tangible common equity (c) 11,618 11,409 11,064 10,939 11,012
Total Bancorp shareholders' equity (U.S. GAAP) 14,589 14,641 14,239 13,882 13,716
Less:  Preferred stock (1,034) (593) (991) (398) (398)
Goodwill (2,416) (2,416) (2,416) (2,416) (2,416)
Intangible assets (19) (21) (23) (25) (27)
Tangible common equity, including unrealized gains / losses (d) 11,120 11,611 10,809 11,043 10,875
Less: Accumulated other comprehensive income (82) (218) (149) (333) (375)
Tangible common equity, excluding unrealized gains / losses (e) 11,038 11,393 10,660 10,710 10,500
Total assets (U.S. GAAP) 130,443 125,673 123,360 121,382 121,894
Less:  Goodwill (2,416) (2,416) (2,416) (2,416) (2,416)
Intangible assets (19) (21) (23) (25) (27)
Tangible assets, including unrealized gains / losses (f) 128,008 123,236 120,921 118,941 119,451
Less: Accumulated other comprehensive income / loss, before tax (126) (335) (229) (512) (577)
Tangible assets, excluding unrealized gains / losses (g) 127,882 122,901 120,692 118,429 118,874
Common shares outstanding (h) 855 887 851 875 882
Ratios:
Return on average tangible common equity (b) / (c) 13.1% 14.7% 21.1% 15.4% 14.1%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.63% 9.27% 8.83% 9.03% 8.83%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.69% 9.42% 8.94% 9.28% 9.10%
Tangible book value per share (d) / (h) 13.00 13.09 12.69 12.62 12.33
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2013 2013 2013 2013 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,589 $14,641 $14,239 $13,882 $13,716
Goodwill and certain other intangibles (2,492) (2,492) (2,496) (2,504) (2,499)
Unrealized gains (82) (218) (149) (333) (375)
Qualifying trust preferred securities 60 810 810 810 810
Other 19 21 22 23 33
Tier I capital 12,094 12,762 12,426 11,878 11,685
Less: Preferred stock (1,034) (593) (991) (398) (398)
Qualifying trust preferred securities (60) (810) (810) (810) (810)
Qualifying noncontrolling interest in consolidated subsidiaries (37) (39) (38) (38) (48)
Tier I common equity (a) 10,963 11,320 10,587 10,632 10,429
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,836 114,544 112,285 109,626 109,699
Ratio:
Tier I common equity (a) / (b) 9.38% 9.88% 9.43% 9.70% 9.51%
Basel III - Estimated Tier 1 common equity ratio
December September
2013 2013
Tier 1 common equity (Basel I) $10,963 $11,320
Add: Adjustment related to capital components $82 $88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,045 $11,408
Add: Adjustment related to AOCI $82 $218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,127 $11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,602 120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.01% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.08% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2013 2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $14,589 $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,492) (2,499) (2,514) (2,546) (2,565)
Unrealized gains (82) (375) (470) (314) (241)
Qualifying trust preferred securities 60 810 2,248 2,763 2,763
Other 19 33 38 11 (26)
Tier I capital 12,094 11,685 12,503 13,965 13,428
Less: Preferred stock (1,034) (398) (398) (3,654) (3,609)
Qualifying trust preferred securities (60) (810) (2,248) (2,763) (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (37) (48) (50) (30) -
Tier I common equity (a) 10,963 10,429 9,807 7,518 7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,836 109,699 104,945 100,561 100,933
Ratio:
Tier I common equity (a) / (b) 9.38% 9.51% 9.35% 7.48% 6.99%
For the Year Ended